EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference:

10.91
Amendment No. 7 to the Note Purchase Agreement, dated as of May 27, 2016, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, New York Life Insurance Company, as a managing agent and a committed purchaser, New York Life Insurance and Annuity Corporation, as a managing agent and a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to Current Report on Form 8-K dated May 27, 2016 and filed on June 1, 2016. Commission File No. 00-109618.

10.92
Third Amended and Restated Credit Agreement, dated as of May 27, 2016, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and Bank of America, N.A., as syndication agent. Filed as Exhibit 10.2 to Current Report on Form 8-K dated May 27, 2016 and filed on June 1, 2016. Commission File No. 00-109618.

10.93
Fourth Amended and Restated Parent Guarantee, dated as of May 27, 2016, by Navistar International Corporation in favor of the Administrative Agent for the lenders party to the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Current Report on Form 8-K dated May 27, 2016 and filed on June 1, 2016. Commission File No. 00-109618.

10.94
Fourth Amended and Restated Parents’ Side Agreement, dated as of May 27, 2016, by Navistar International Corporation and Navistar, Inc. for the benefit of the lenders from time to time party to the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Current Report on Form 8-K dated May 27, 2016 and filed on June 1, 2016. Commission File No. 00-109618.

10.95
Second Amended and Restated Security, Pledge and Trust Agreement, dated as of May 27, 2016, by and between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, individually and as trustee for the holders of the secured obligations under the Third Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Current Report on Form 8-K dated May 27, 2016 and filed on June 1, 2016. Commission File No. 00-109618.

The following documents of Navistar, Inc. are filed herewith:
*10.96	Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective June 1, 2016.
*10.97	Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective June 1, 2016.
*10.98	Navistar, Inc. Supplemental Retirement Accumulation Plan, as amended and restated effective June 1, 2016.

* Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

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